Exhibit 32


            CERTIFICATION OF PRINCIPAL EXECUTIVE & FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly Report on Form 10-QSB of CLX Energy, Inc. for the quarter ended in June 30, 2004, I, Shane H. Traveller, Chief Executive Officer and Chief Financial Officer of CLX Energy, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) such Quarterly Report on Form 10-QSB of CLX Energy, Inc. for the quarter ended June 30, 2004 fully complies with the requirements of section  13(a)  or  15(d)  of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-QSB of CLX Energy, Inc. for the quarter ended June 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of CLX Energy, Inc.

                                 /s/  Shane  H.  Traveller
                                 -----------------------------------------------
                                 Shane H. Traveller, Chief Executive Officer and Chief Financial Officer


Date: August 12, 2004


A signed original of this written statement required by Section 906 has been provided to CLX Energy, Inc. and will be retained by CLX Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                   Exhibit 32


            CERTIFICATION OF PRINCIPAL EXECUTIVE & FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying quarterly Report on Form 10-QSB of CLX Energy, Inc. for the quarter ended in June 30, 2004, I, E. J. Henderson, President of CLX Energy, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) such Quarterly Report on Form 10-QSB of CLX Energy, Inc. for the quarter ended June 30, 2004 fully complies with the requirements of section  13(a)  or  15(d)  of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-QSB of CLX Energy, Inc. for the quarter ended June 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of CLX Energy, Inc.

                                 /s/  E.  J.  Henderson
                                 ----------------------
                                 E.  J.  Henderson,  President


Date: August 12, 2004



A signed original of this written statement required by Section 906 has been provided to CLX Energy, Inc. and will be retained by CLX Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.